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        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

     SUPPLEMENT DATED SEPTEMBER 27, 2010 TO PROSPECTUSES DATED MAY 3, 2010

                         Changes to the Availability of
                  Guaranteed Minimum Withdrawal Benefit Riders

This Supplement describes changes to the availability of guaranteed minimum withdrawal benefit Riders. It supplements prospectuses dated May 3, 2010, for VENTURE(R) OPPORTUNITY A SHARE and VENTURE(R) OPPORTUNITY B SHARE VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the prospectus for the Contract you have purchased, or are considering for purchase, (the "Annuity Prospectus") and retain both documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

      LIMITED AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

A. We revise the Annuity Prospectus for Contracts purchased on or after May 3, 2010:

1. To add the following sentences at the beginning of the second paragraph under "Availability of Income Plus For Life 5.10 Series Riders" in "VI. Optional Benefits":

     As of September 13, 2010, you may elect to purchase an Income Plus for Life
     5.10 Series Rider only at the time you purchase a Contract. Once you elect a Rider and the right to cancel your Contract period expires (see "Other Contract Provisions - Right to Review" in "V. Description of the Contract"), you may not revoke this optional benefit other than in connection with a permitted exchange of Riders.

2. To replace the section titled "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "VI. Optional Benefits" with the following:

     ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. Under certain conditions, you may be able to exchange an existing GMWB Rider for an Income Plus For Life 5.10 Series Rider after you purchase a Contract. Please see Appendix C: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

3. To revise Appendix C: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" in the Annuity Prospectus in the manner described in Part C on page 2 of this Supplement.

B. We revise Appendix D in the Annuity Prospectus for Contracts purchased before May 3, 2010:

1. To replace the last sentence in the last paragraph of the introductory section to "Optional Guaranteed Minimum Withdrawal Benefit Riders" with the following new paragraph:

     You may have elected to purchase an Income Plus for Life Series Rider at the time you purchased your Contract. Under certain conditions, you may also elect to exchange a previously issued Income Plus for Life Series Rider for an Income Plus for Life 5.10 Series Rider. However, we reserve the right to suspend, modify or terminate our offer of the Income Plus for Life 5.10 Series Rider at any time. If you elected to purchase any Income Plus for Life Series Rider described in this Appendix at the time we made it available and the right to cancel your Contract period has expired (see "Other Contract Provisions - Right to Review" in "V. Description of the Contract"), you may not revoke the Rider other than in connection with a permitted exchange of Riders.


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2. To replace the section titled "Additional Availability of Guaranteed Minimum
Withdrawal Benefit Riders" with the following:

     ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. Under certain conditions, you may be able to exchange an existing Income Plus For Life Series Rider for an Income Plus For Life 5.10 Series Rider after you purchase a Contract. Please see Appendix E: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

C. We revise Appendix C in the Annuity Prospectus for Contracts purchased on and after May 3, 2010, and Appendix E in the Annuity Prospectus for Contracts purchased before May 3, 2010:

1. To replace the "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" section with the following:

     This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:

          -    Income Plus For Life 5.10; or

          -    Income Plus For Life - Joint Life 5.10.

     Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state. For purposes of this Appendix, all references to the "purchase" of an optional GMWB Rider refer to a purchase as the result of an exchange of an existing GMWB Rider.

2. To replace the section "When can I elect to purchase a new Income Plus For Life 5.10 Series Rider?" with the following:

     WHEN CAN I ELECT TO EXCHANGE MY EXISTING GMWB RIDER FOR A NEW INCOME PLUS FOR LIFE 5.10 SERIES RIDER?

     Under our current administrative procedures, you may not exchange an existing GMWB Rider for a new Income Plus For Life 5.10 Series Rider during the first Contract Year. Otherwise, we provide a thirty-day "Election Period" following each Contract Anniversary (assuming all conditions for the exchange, listed above, are satisfied at that time) for you to elect to exchange an existing GMWB Rider for a new Income Plus For Life 5.10 Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect an exchange. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

                       SUPPLEMENT DATED SEPTEMBER 27, 2010

XXXXX: 0910   333-146591
              333-146698
              333-146590
              333-146699


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